As filed with the Securities and Exchange Commission on 11/7/03




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                 Investment Company Act file number (811-05037)



                        Professionally Managed Portfolios
               (Exact name of registrant as specified in charter)



                            615 East Michigan Street
                               Milwaukee, WI 53202
               (Address of principal executive offices) (Zip code)



                                Robert M. Slotky
                        Professionally Managed Portfolios
                         2020 E. Financial Way, Ste. 100
                               Glendora, CA 91741
                     (Name and address of agent for service)



                                 (414) 765-5344
               Registrant's telephone number, including area code



Date of fiscal year end: August 31, 2003
                         ---------------



Date of reporting period:  August 31, 2003



Item 1. Report to Stockholders.

                              VILLERE BALANCED FUND


                          ANNUAL REPORT AUGUST 31, 2003



                                    [GRAPHIC]






                                Villere & Company
                                     [LOGO]









                                    [GRAPHIC]
                                  On the cover:
                      "Map Shewing [sic] the Landing of the
                              British Army," 1815.
                From The Historic New Orleans Collection's atlas
         Charting Louisiana, 500 Years of Maps published in celebration of the bicentennial of the Louisiana Purchase.



                              Villere Balanced Fund
October 1, 2003


To Our Fellow Shareholders:

The Villere Balanced Fund finished its annual period on August 31, 2003 with an annualized return since inception (9/30/99) of 7.87% (34.59% on a cumulative basis). Over the same period, our fund outperformed the S&P 500, which declined 4.65% (-17.01% on a cumulative basis). The fund's performance also bettered the Lipper Balanced Index (our peer group), which appreciated 1.29% (5.14% on a cumulative basis). At the close of our annual period the asset allocation was 70%, 26%, and 4% invested in stocks, bonds, and cash respectively.
As of September 30, 2003, Morningstar ranked the Villere Balanced Fund in the top 6% out of 812 Moderate Allocation funds for the one-year period and the top 14% out of 625 funds for the three-year period. The Wall Street Journal ranked the Villere Balanced Fund #9 out of 521 Balanced funds for the one-year period ending September 30, 2003. Also, Lipper ranked the Fund #20 out of 521 Balanced funds for the one-year period and #65 out of 419 Balanced funds for the three-year period ending September 30, 2003.
In our last shareholder letter, we advocated that despite heightened risk aversion resulting in extreme pessimism towards stocks, coupled with favoritism towards bonds, we would avoid mass hysteria, and position the fund for a rise in stocks and a fall in bonds. This was based on our longer-term optimism for the stock market, rather than the recent turmoil viewed through the rear view mirror. The past twelve months ending August 31, 2003 we believe were, in fact, an excellent time to have invested in stocks. The S&P 500 increased 12.02%, the Lipper Balanced Index rose 10.05%, and our fund increased 19.23%. Bonds, as measured by the Lehman Corporate Bond Index, started the year on a positive note but as interest rates rose, their value eroded proving the vulnerability of fixed income. Despite the fact that 26% of the fund was invested in bonds, our equities had above-average performance, allowing us to handily outperform our benchmark, the S&P 500. We feel that our continued use of "stock picking," and bottom-up fundamental analysis has helped our performance. We continue to focus on companies with smaller capitalizations which we feel have excellent earnings potential and healthy balance sheets.
In light of the past bear market, we have often been asked to define our sell discipline. Although some believe that a stock should be sold in the face of an arbitrary decline, we believe that fundamental research should prevail, as it is imprudent to over-react. This stance proved our point as Cerner exemplified our adherence to this discipline. Cerner develops and installs software information technology and content solutions for hospitals. Smooth quarterly revenue forecasting is difficult when selling high-end software. This spring they missed sales targets, when a large order was booked in a later quarter. The stock dropped precipitously in a matter of days as Wall Street over-reacted. To confirm our belief in the company, we visited Cerner to learn if this was, in fact, an isolated event.
After management interviews and other checks gave us confidence that long-term prospects were still intact and the widespread panic offered unusual opportunity, we decided to avoid the herd mentality and buy more at $17.50 per share. Currently the stock is over $40 a share and our shareholders have been rewarded with over 100% return in about six months because of our diligence. Another success was AdvancePCS, the largest pharmacy benefits manager. In the past year, its stock price has more than doubled. On September 3rd, Caremark Rx announced they would purchase AdvancePCS for $6 billion. Caremark has an excellent reputation, and we believe the resultant combination will produce compelling long-term prospects. Other successes include Cooper Companies, which bested estimates, and SCP Pool which recently split 3 for 2. Detracting from our performance was O'Charley's, a casual dining restaurant chain. They experienced a slow-down in customer counts due to increased competition as well as difficult economic conditions. In response, they created a lower priced menu, which has reversed this trend and we believe that with their strong brand identity and quality offerings their revenues should increase.
Throughout the volatile markets of the last three years, we stood by our fund's objectives in seeking long-term capital growth. We trust that in these indecisive times, a balanced fund remains the investment vehicle of choice as it offers the stability of fixed income and the opportunity for growth in equities. In conclusion, we are confident that the worst is behind us, and equity returns in the high single digits should become more prevalent than the negative returns of the past three years. We have properly diversified our fund to maintain our principles, and have positioned ourselves to take full advantage of the rising market. We continue to invest in companies with superior managements, healthy balance sheets and strong earning power, whose potential is yet to be recognized by the investing public.
Thank you for your investment in the Villere Balanced Fund.

/s/ St. Denis J. Villere                /s/ George G. Villere
------------------------                ---------------------
St. Denis J. Villere                    George G. Villere

/s/ George V. Young                     /s/ St. Denis J. Villere III
-------------------                     ----------------------------
George V. Young                         St. Denis J. Villere III



                              Villere Balanced Fund


The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.
Past performance is not predictive of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original investment. Morningstar Rankings represent a fund's total return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. The Wall Street Journal ("WSJ") ranking is based on Lipper data. However, the WSJ only considers the largest class of a fund in their "pool" of funds for any particular category, whereas Lipper counts every class of a fund as a separate ranking entity. Because the number of funds in the WSJ ranking category may be smaller than the Lipper category, the WSJ ranking for the Fund may be higher than the Lipper ranking. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.
The S&P 500 Index is an unmanaged index commonly used to measure performance of U.S. stocks. The Lehman Corporate Bond Index is an unmanaged index which includes all publicly traded, fixed rate, nonconvertible, investment-grade, domestic corporate debt. The Lipper Balanced Fund Index is an unmanaged index composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. One cannot invest directly in an index.
Must be preceded or accompanied by a prospectus.
Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for more complete information regarding holdings.
The Fund is distributed by Quasar Distributors, LLC.  10/03



                              Villere Balanced Fund



                              Villere Balanced Fund
               Value of $10,000 vs a Blended 65% S&P 500 Composite
                        Index/35% Lehman Corp Bond Index


  Average Annual Total Return Period Ended August 31, 2003
     1 Year . . . . . . . . . . . . . . . . . . 19.23%
     Since Inception (9/30/99) . . . . . . . . . 7.87%



[LINE GRAPH]
                  Balanced          Bond
Date              Fund              Index
----              ----              -----

9/30/99           10,000            10,000
2/29/00           12,439            10,481
8/31/00           13,470            11,459
2/28/01           13,418            10,349
8/31/01           13,133            10,055
2/28/02           12,592            10,056
8/31/02           11,288             9,262
2/28/03           11,557             9,206
8/31/03           13,459            10,206

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. The Lehman Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible, investment-grade, domestic corporate debt.



                              Villere Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS at August 31, 2003
--------------------------------------------------------------------------------

Shares                               Value         Shares                          Value
---------------------------------------------      -----------------------------------------
COMMON STOCKS: 69.9%                               Transportation: 12.1%, Continued
Banks: 5.8%                                           18,000 Yellow Corp.*     $    504,720
      13,500 First State         $   390,555                                     -----------
             Bancorp.                                                             1,404,570
       5,600 Wells Fargo & Co.       280,784                                     -----------
                                   ----------
                                     671,339
                                   ----------      TOTAL COMMON STOCKS
Computers - Integrated Systems: 10.7%              (cost $6,862,610)              8,134,197
      75,800 3D Systems Corp.*       642,026                                     -----------
      32,600 Jack Henry &
             Associates, Inc.        609,294       Principal
                                   ----------      Amount
                                   1,251,320       -----------------------------------------
                                   ----------      CORPORATE BONDS: 25.8%
Distribution - Wholesale: 3.7%
      10,650 SCP Pool Corp.*         436,650        $200,000 Bank of America
                                   ----------                Corp., 5.95%,
Food Processing: 3.3%                                        2/15/2006              210,906
       9,300 American Italian Pasta                   50,000 Chevron Texaco
             Co. - Class A*          387,996                 Corp.,
                                   ----------                6.625%, 10/1/2004       52,429
Medical - Drugs: 3.0%                                150,000 CIT Group, Inc.,
      11,500 Pfizer, Inc.            344,080                 3.25%, 4/15/2005       151,310
                                   ----------        325,000 Colonial Bank, 8.00%,
Medical Products: 7.7%                                       3/15/2009              332,141
      13,600 Cooper Cos., Inc.       504,424         125,000 CSX Transportation, Inc.,
      57,000 Luminex Corp.*          387,600                 7.77%, 4/1/2010        146,359
                                   ----------         75,000 Ford Motor Credit
                                     892,024                 Co.,
                                   ----------                5.80%, 1/12/2009        72,905
Medical Services: 7.4%                               300,000 General Dynamics Corp.,
      11,200 AdvancePCS*             448,336                 5.375%, 8/15/2015      298,422
      17,800 LabOne, Inc.*           408,154         200,000 General Motors
                                   ----------                Corp.,
                                     856,490                 7.20%, 1/15/2011       204,083
                                   ----------        200,000 Goldman Sachs Group,
Oil - Exploration & Production: 3.6%                         Inc.,6.875%,1/15/2011  222,646
             Stone Energy Corp.*                     200,000 GTE Corp., 6.36%,
      10,800                         417,960                 4/15/2006              217,723
                                   ----------        250,000 IBM Corp., 4.75%,
Restaurants: 2.5%                                            11/29/2012             244,770
      17,200 O'Charley's, Inc.*      291,712         300,000 International
                                   ----------                Lease
Software Products: 10.1%                                     Finance Corp.,
      20,000 Cerner Corp.*           706,200                 5.875%, 5/1/2013       304,902
      25,600 EPIQ Systems, Inc.*     473,856          75,000 McDonnell Douglas
                                   ----------                Corp., 6.875%,
                                   1,180,056                 11/1/2006               81,341
                                   ----------        250,000 Merrill Lynch &
Transportation: 12.1%                                        Co.
             Kansas City                                     6.875%,
      37,000 Southern*               449,550                 11/15/2018             275,538
      15,800 Petroleum                                50,000 Pitney Bowes,
             Helicopters, Inc.*      450,300                 Inc., 5.95%, 2/1/2005   52,603


See accompanying Notes to Financial Statements.



                              Villere Balanced Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS at August 31, 2003, Continued
--------------------------------------------------------------------------------

Principal
Amount                             Value
---------------------------------------------
CORPORATE BONDS: 25.8%, Continued
    $ 75,000 Sara Lee Corp., 6.00%,
             1/15/2008             $  80,311
      50,000 Stone Energy Corp.,
             8.75%, 9/15/2007         51,875
                                -------------
TOTAL CORPORATE BONDS
(cost $2,881,591)                  3,000,264
                                -------------
SHORT-TERM INVESTMENT: 3.8%
Money Market Investment:
     447,899 Cash Trust Series II-
             Treasury Fund
             (cost $447,899)         447,899
                                -------------
TOTAL INVESTMENTS
 IN SECURITIES: 99.5%
 (cost $10,192,100)               11,582,360
Other Assets
 less Liabilities: 0.5%               52,476
                                -------------
NET ASSETS: 100%              $   11,634,836
                                =============

* Non-income producing security.



See accompanying Notes to Financial Statements.



                              Villere Balanced Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES at August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments   in   securities,   at   value   (cost
$10,192,100) . . . . . . . .                       $11,582,360
Receivables:
   Dividends  and  interest . . . . . . . . . . . .     55,714
   Fund  shares  sold . . . . . . . . . . . . . . .     45,000
Prepaid  expenses . . . . . . . . . . . . . . . . .      3,855
                                                   ------------
   Total  assets  . . . . . . . . . . . . . . . . . 11,686,929
                                                   ------------

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund  shares  redeemed . . . . . . . . . . . . .     15,000
   Advisory  fees . . . . . . . . . . . . . . . . .      4,217
   Administration  fees . . . . . . . . . . . . . .      2,548
   Custodian  fees  . . . . . . . . . . . . . . . .      1,321
   Fund  accounting  fees . . . . . . . . . . . . .      4,445
   Transfer  agent fees . . . . . . . . . . . . . .      3,737
Accrued  expenses . . . . . . . . . . . . . . . . .     20,825
                                                   ------------
   Total  liabilities . . . . . . . . . . . . . . .     52,093
                                                   ------------
NET  ASSETS . . . . . . . . . . . . . . . . . . . .$11,634,836
                                                   ============

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
--------------------------------------------------------------------------------
Paid-in  capital  . . . . . . . . . . . . . . . . .$11,117,378
Undistributed  net investment  income . . . . . . .     20,946
Accumulated  net realized loss on investments . . .   (893,748)
Net unrealized  appreciation on investments . . . .  1,390,260
                                                   ------------
   Net  assets  . . . . . . . . . . . . . . . . . .$11,634,836
                                                   ============

Net asset  value,  offering  price  and  redemption
 price per share ($11,634,836 / 961,174 shares
 outstanding; unlimited number of shares  authorized
 without par value)                                     $12.10
                                                        ======



See accompanying Notes to Financial Statements.



                              Villere Balanced Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS - For the Year Ended August 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Income
   Interest income . . . . . . . . . . . . . . .   $      154,065
   Dividend income . . . . . . . . . . . . . . .           23,787
                                                    --------------
     Total income . . . . . . . . . . . . . . .           177,852
                                                    --------------
Expenses
   Advisory fees . . . . . . . . . . . . . . . .           68,806
   Administration fees . . . . . . . . . . . . .           30,000
   Audit fees . . . . . . . . . . . . . . . . .            19,985
   Fund accounting fees . . . . . . . . . . . .            16,552
   Transfer agent fees . . . . . . . . . . . . .           16,260
   Reports to shareholders . . . . . . . . . . .            7,643
   Registration fees . . . . . . . . . . . . . .            5,388
   Trustee fees . . . . . . . . . . . . . . . .             4,585
   Custody fees . . . . . . . . . . . . . . . .             3,333
   Miscellaneous . . . . . . . . . . . . . . . .            2,710
   Insurance . . . . . . . . . . . . . . . . . .            1,037
                                                    --------------
     Total expenses . . . . . . . . . . . . . .           176,299
     Less: fees waived and expenses absorbed . .
                                                          (38,687)
                                                    --------------
     Net expenses . . . . . . . . . . . . . . .           137,612
                                                    --------------
       Net investment income . . . . . . . . . .           40,240
                                                    --------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized loss on investments . . . . . . . .        (455,279)
Change in net unrealized
   appreciation/depreciation on investments . .         2,206,111
                                                    --------------
     Net realized and unrealized gain on
      investments . . . . .                             1,750,832
                                                    --------------
       Net increase in net assets
       resulting from operations . . . . . . . .   $    1,791,072
                                                    ==============



See accompanying Notes to Financial Statements.



                              Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                        Year                      Year
                                                        Ended                     Ended
                                                   August 31, 2003           August 31, 2002
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income . . . . . . . . . .           $      40,240         $      56,567
     Net realized loss on investments . . . .                 (455,279)             (203,227)
     Change in net unrealized appreciation/
       depreciation on investments . . . . . .               2,206,111            (1,037,200)
                                                          ------------          -------------
         Net increase/(decrease) in net assets
         resulting from operations . . . . . .               1,791,072            (1,183,860)

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income . . . . . . .                 (57,775)               (62,262)

CAPITAL SHARE TRANSACTIONS
     Net increase in net assets derived from
     net change in outstanding shares (a) . . .              2,137,317             1,547,955
                                                          ------------          -------------
       Total increase in net assets . . . . .                3,870,614               301,833
.. . .

NET ASSETS
     Beginning of year . . . . . . . . . . . .               7,764,222             7,462,389
                                                          ------------          -------------
     End of year (Including undistributed
      net investment income of $20,946
      and $38,481) . . . . . . . . . . . .               $  11,634,836         $   7,764,222
                                                          ============          =============


(a) Summary of capital share transactions is as follows:

                                           Year                  Year
                                          Ended                 Ended
                                     August 31, 2003       August 31, 2002
                                  ---------------------------------------------
                                     Shares     Value     Shares      Value
                                  ---------------------------------------------
Shares sold . . . . . . . . . ..    301,575  $3,221,497  177,046   $1,982,627
Shares issued in reinvestment
of distributions . . . . . . .  .     5,510      56,971    5,289       61,084
Shares redeemed . . . . . . . .    (105,411) (1,141,151) (45,038)    (495,756)
                                  ---------- ----------- --------- ------------
Net increase . . . . . . . . .  .   201,674  $2,137,317  137,297   $1,547,955
                                  ========== =========== ========= ============

See accompanying Notes to Financial Statements.



                              Villere Balanced Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a capital share outstanding
throughout the period
                                                                   September
                                                                      30,
                                                                     1999*
                                                                    through
                                       Year Ended August 31,       August 31,
                                     2003      2002       2001        2000
-------------------------------------------------------------------------------
Net asset value,
     beginning of period . . . .      $10.22     $11.99     $12.94      $10.00
                                      ------     ------     ------      ------

-------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------
     Net investment income . . .        0.04       0.08       0.13        0.13
     Net realized and unrealized
        gain (loss) on investments . .  1.91     (1.75)     (0.48)        3.28
                                      ------     ------     ------      ------
Total from investment operations .      1.95     (1.67)     (0.35)        3.41
                                      ------     ------     ------      ------

-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
     From net investment income .     (0.07)     (0.10)     (0.15)      (0.04)
     From net realized gain . . .         --        --      (0.45)      (0.43)
                                      ------     ------     ------      ------
Total distributions . . . . . . .     (0.07)     (0.10)     (0.60)      (0.47)
                                      ------     ------     ------      ------
Net asset value, end of period .      $12.10     $10.22     $11.99      $12.94
                                      ======     ======     ======      ======

Total return . . . . . . . . . .      19.23%   (14.05)%    (2.50)%     34.70%#

Ratios/supplemental data:
Net assets, end of period
(millions)                             $11.6       $7.8       $7.5        $4.3

-------------------------------------------------------------------------------
Ratio of expenses to average net assets:
-------------------------------------------------------------------------------
     Before fees waived and
       expenses absorbed . . . .       1.92%      2.30%      2.78%      4.95%+
     After fees waived and
       expenses absorbed . . . . . . . 1.50%      1.50%      1.50%      1.50%+

-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets:
-------------------------------------------------------------------------------
     Before fees waived and
       expenses absorbed . . . .       0.02%     (0.07)%    (0.03)%    (1.99)%+
     After fees waived and
       expenses absorbed . . . . . . . 0.44%      0.73%      1.25%      1.46%+
Portfolio turnover rate . . . . .     38.50%     19.84%     32.45%     18.35%#

*    Commencement of operations.

+    Annualized.

#    Not annualized.


See accompanying Notes to Financial Statements.



                              Villere Balanced Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION
--------------------------------------------------------------------------------

     The Villere Balanced Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund commenced operations on September 30, 1999. The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

--------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading; securities traded on a national exchange or Nasdaq for which there have been no sales are valued at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq are valued at the most recent trade price, as obtained by an alternative source by the Fund Accountant in consultation with management. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation or provides a valuation that, in the judgment of the Fund's Adviser, does not represent fair value are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.
          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

                              Villere Balanced Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
     C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. The cost of securities sold is determined using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method.
     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
     St. Denis J. Villere & Co. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets. For the year ended August 31, 2003, the Fund incurred $68,806 in advisory fees.
     The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its ratio of expenses to average net assets will not exceed 1.50%. Any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for

                              Villere Balanced Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended August 31, 2003, the Adviser waived $38,687 in fees.
     At August 31, 2003, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be reimbursed was $171,352. The Adviser may recapture a portion of the above amount no later than the dates as stated below:

                                                       August 31,
                                                ------------------------
                                                2004       2005     2006
                                                ----       ----     ----
     Villere Balanced Fund                    $70,649    $62,016   $38,687

     The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.
     U.S. Bancorp Fund Services, LLC ("USBFS") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

       Under $15 million                    $30,000
       $15 to $50 million                   0.20% of average daily net assets
       $50 to $100 million                  0.15% of average daily net assets
       $100 to $150 million                 0.10% of average daily net assets
       Over $150 million                    0.05% of average daily net assets

     For the year ended August 31, 2003, the Fund incurred $30,000 in administration fees.
     USBFS also provides fund  accounting  and transfer  agent  services for the
Fund.
     Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.
     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund. Certain officers of the Trust are also officers and/or directors of the Administrator and the Distributor.



                              Villere Balanced Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 4 - PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

     The cost of purchases and proceeds from the sales of securities excluding short-term investments for the year ended August 31, 2003, were $5,190,751 and $3,374,032, respectively.

--------------------------------------------------------------------------------
NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

     On December 23, 2002, a distribution of $0.07 per share was declared. The dividend was paid on December 23, 2002, to shareholders of record on December 20, 2002.
     The tax character of distributions paid for the fiscal years ended August 31, 2003 and 2002 were as follows:

                                             2003              2002
                                             -----             ----
     Distributions paid from:
     Ordinary Income                        $57,775          $62,262
     Long-term capital gains                     --               --
                                             ------           ------
                                            $57,775          $62,262
                                            =======          =======
     As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:
     Cost of investments(a)                                $10,192,100
                                                           ===========
     Gross unrealized appreciation                         $ 1,812,207
     Gross unrealized depreciation                            (421,947)
                                                           ------------
     Net unrealized appreciation                             1,390,260
     Undistributed ordinary income                              20,946
     Other accumulated losses*+                            $  (893,748)
                                                           -------------
     Total accumulated earnings                            $   517,458
                                                           =============

     (a) At August 31, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.
     *    For  federal   income  tax   purposes   the  Fund  has  capital   loss
          carryforwards of $693,652, of which $303,577 expires in 2010 and $390,075 expires in 2011, which are available to offset future capital gains, if any.
     + The Fund had net realized capital losses of $200,096 during the period November 1, 2002 through August 31, 2003, which are treated for federal income tax purposes as arising during the Fund's tax year ending August 31, 2004. These "post-October" losses may be utilized in future years to offset net realized gains prior to distributing such gains to shareholders.



                              Villere Balanced Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders of
Villere Balanced Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Villere Balanced Fund, a series of Professionally Managed Portfolios, as of August 31, 2003 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Villere Balanced Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.



                                                TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
September 26, 2003



                              Villere Balanced Fund

--------------------------------------------------------------------------------
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                                                # of
                       Position    Term of                                     Funds in
                         with    Office and                                    Complex           Other
       Name, Address     the      Length of   Principal Occupation During     Overseen by     Directorships
          and Age       Trust    Time Served  Past Five Years                  Trustee       Held By Trustee
---------------------- --------- ------------ ------------------------------ --------------- ---------------
Independent Trustees
Dorothy A. Berry       Chairman  Indefinite   Talon Industries,                    1         Not
  (Born 1943)          and       Term since   (administrative,                              Applicable
2020 E. Financial Way  Trustee   May 1991.    management & business
Suite 100                                     consulting); formerly Chief
Glendora, CA 91741                            Operating Officer,
                                              Integrated Assets Management
                                              (investment advisor and
                                              manager) and formerly
                                              President, Value Line, Inc.,
                                              (investment advisory &
                                              financial publishing firm).

Wallace L. Cook        Trustee   Indefinite   Retired.  Formerly Senior            1         Not
  (born 1939)                    Term since   Vice President, Rockefeller                    Applicable
2020 E. Financial Way            May 1991.    Trust Co.; Financial
Suite 100                                     Counselor, Rockefeller & Co.
Glendora, CA 91741

Carl A. Froebel        Trustee   Indefinite   Private Investor.  Formerly          1         Not
  (born 1938)                    Term since   Managing Director, Premier                     Applicable
2020 E. Financial Way            May 1991.    Solutions, Ltd.;  Formerly
Suite 100                                     President and Founder,
Glendora, CA 91741                            National Investor Data
                                              Services, Inc. (investment
                                              related computer software).

Ashley T. Rabun        Trustee   Indefinite   Founder and Chief Executive          1         Trustee,
  (born 1952)                    Term since   Officer, InvestorReach, Inc.                   E*TRADE
2020 E. Financial Way            May 2002.    (financial services
Suite 100                                     marketing and distribution
Glendora, CA 91741                            consulting), formerly Partner
                                              and Director, Nicholas-
                                              Applegate Capital Management
                                              (investment management).

Rowley W.P. Redington  Trustee   Indefinite   President; Intertech                 1         Not
  (born 1944)                    Term since   Computer Services Corp.                        Applicable
2020 E. Financial Way            May 1991.    (consumer electronics and
Suite 100                                     computer services and
Glendora, CA 91741                            marketing); formerly Vice
                                              President, PRS of New
                                              Jersey, Inc. (management
                                              consulting), and Chief
                                              Executive Officer, Rowley
                                              Associates (consultants).

Interested Trustees and Officers
Steven J. Paggioli     Trustee   Indefinite   Consultant, U.S. Bancorp             1         Trustee,
  (born 1950)                    Term since   Fund Services, LLC since                       Managers
2020 E. Financial Way            May 1991.    July 2001; formerly,                           Funds.
Suite 100                                     Executive Vice President,
Glendora, CA 91741                            Investment Company
                                              Administration, LLC
                                              ("ICA")(mutual fund
                                              administrator and
                                              the Fund's former
                                              administrator).

Robert M. Slotky       President Indefinite   Vice President, U.S. Bancorp                   Not
(born 1947)                      Term since   Fund Services, LLC since                       Applicable.
2020 E. Financial Way            August 2002. July 2001; formerly, Senior
Suite 100                                     Vice President, ICA (May
Glendora, CA 91741                            1997-July 2001); former
                                              instructor of accounting
                                              at California State
                                              University-Northridge (1997)

Eric W. Falkeis        Treasurer Indefinite   Vice President, U.S. Bancorp                   Not
  (born 1973)                    Term since   Fund Services, LLC since                       Applicable.
615 East Michigan St.            August 2002. 1997; Chief Financial
Milwaukee, WI 53202                           Officer, Quasar
                                              Distributors, LLC since 2000.

Chad E. Fickett        Secretary Indefinite   Compliance Administrator,                      Not
  (born 1973)                    Term since   U.S. Bancorp Fund Services,                    Applicable
615 East Michigan St.            March 2002.  LLC since July 2000.
Milwaukee, WI 53202




 (This Page Intentionally Left Blank.)






(This Page Intentionally Left Blank.)






(This Page Intentionally Left Blank.)






                                     Adviser
                        ST. DENIS J.VILLERE & COMPANY 210
                            Baronne Street, Suite 808
                              New Orleans, LA 70112

                                   Distributor
                             QUASAR DISTRIBUTOR, LLC
                            615 East Michigan Street
                               Milwaukee,WI 53202

                            Custodian U.S. BANK, N.A.
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                             615 E. Michigan Street
                        Milwaukee,WI 53202 (866) 209-1963

                              Independent Auditors
                               TAIT,WELLER & BAKER
                         1818 Market Street, 24th Floor
                             Philadelphia, PA 19103

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                             San Francisco, CA 94105



               This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

               Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.


Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has determined that each member of the Trust's audit committee is financially literate and independent. In addition, the Board has determined that Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each an "audit committee financial expert," as defined under new SEC regulations, and also independent of management of each series of the Trust.


Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.


Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 10. Exhibits.

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) Professionally Managed Portfolios

         By (Signature and Title) /s/ Robert M. Slotky
                                  ----------------------------
                                  Robert M. Slotky, President

         Date:   November 7, 2003
                 ----------------



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)  /s/ Robert M. Slotky
                                   ---------------------------
                                   Robert M. Slotky, President

         Date: November 7, 2003
               ----------------
         By (Signature and Title)  /s/ Eric W. Falkeis
                                   ---------------------------
                                   Eric W. Falkeis, Treasurer

         Date: November 7, 2003
               ----------------